UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2026

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14110 Ridge Road

Sutter Creek, California 95685

(Address of principal executive offices)

(209) 991-2180

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2026, the board of directors of Purebase Corporation (the “Company”) appointed Dr. Amy T. Clemens to serve as the Chief Financial Officer of the Company. Dr. Clemens previously served as the Company’s Chief Financial Officer from February 2014 to April 2016.

Dr. Clemens, age 69, has been the co-owner, and chief financial officer and chief operations officer for OPTEC Solutions LLC, a service provider to various US government departments and agencies, since January 2008.

The appointment of Dr. Clemens was not pursuant to any arrangement or understanding between her and any other person. There are also no family relationships between Dr. Clemens and any director or executive officer of the Company

Dr. Clemens has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except that Dr. Clemens has provided administrative services to the Company from February 2026 through April 2026 for which she received an aggregate of $25,000.

Item 7.01 Regulation FD Disclosure.

On June 10, 2026, the Company issued a press release announcing the appointment of Dr. Clemens as the Company’s Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: June 10, 2026	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer